TAXES ON INCOME (Schedule of Deferred Income Taxes) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets:
Operating and capital loss carry forward	$ 11,264	$ 16,003
Reserves and allowances	215	1,759
Deferred tax asset before valuation allowance	11,479	17,762
Valuation allowance	(8,749)	(17,378)
Net deferred tax asset	2,730	384
Deferred tax liability	(1,006)
Net deferred tax asset	$ 1,724	$ 384